SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:

| |      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                AMERIPRIME FUNDS

                (Name of Registrant as Specified in Its Charter)

                                AmeriPrime Funds

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:


                            FLORIDA STREET BOND FUND

                           FLORIDA STREET GROWTH FUND

                         1793 KINGSWOOD DRIVE, SUITE 200

                               SOUTHLAKE, TX 76092

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 28, 2000

Dear Shareholders:

         The Board of Trustees of AmeriPrime Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Florida Street Bond Fund and the Florida Street Growth Fund (each a "Fund," collectively the "Funds") to be held at 175 Westwood, Southlake, TX 76092 on Friday, January 28, 2000 at 10:00 a.m., Central Standard Time, for the following purposes:

1. Approval or disapproval of a new management agreement for each Fund with CommonWealth Advisors, Inc. ("Commonwealth") which provides that Commonwealth will not pay for any 12b-1 distribution expenses or borrowing costs (including interest and dividend expense on securities sold short) of the Funds. NO INCREASE IN THE MANAGEMENT FEE OF EITHER FUND IS PROPOSED.

2. Ratification of the selection of McCurdy & Associates CPA's, Inc. as the independent accountants for each Fund for the fiscal year ending October 31, 2000.

3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on December 15, 1999 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                        By Order of the Board of Trustees

                                 PAUL S. BELLANY

                                    Secretary
December 16, 1999

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR FAX IT TO (317) 266-8756, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                            FLORIDA STREET BOND FUND

                           FLORIDA STREET GROWTH FUND

                         1793 KINGSWOOD DRIVE, SUITE 200
                               SOUTHLAKE, TX 76092

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 28, 2000

                                  ------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Funds (the "Trust"), on behalf of the Florida Street Bond Fund and the Florida Street Growth Fund (each a "Fund," collectively the "Funds") for use at the Special Meeting of Shareholders of the Funds (the "Meeting") to be held at 175 Westwood, Southlake, TX 76092 on January 28, 2000 at 10:00 a.m., Central Standard Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about December 16, 1999.

         Each Fund currently has one class of shares. On September 22, 1999, the Board of Trustees considered introducing a new class of shares for each Fund, intended for distribution through broker-dealers and other financial intermediaries. The new class of shares of each Fund would have a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("12b-1 Distribution Plan") that permits the new class to pay for certain distribution expenses of its shares. This will provide flexibility to the new class of shares in the distribution of its shares because the class will be able to compensate third parties for selling its shares. The current management agreement with CommonWealth Advisors, Inc. ("CommonWealth") obligates CommonWealth to pay all 12b-1 distribution expenses with respect to each Fund. To enable the new class of shares (and any current class that later decides to adopt a 12b-1 Distribution Plan) to adopt a 12b-1 Distribution Plan and pay its own 12b-1 distribution expenses, the current management agreement for the Funds with CommonWealth must be revised to make clear that any class with a 12b-1 Distribution Plan (not Commonwealth) will pay for that class' 12b-1 distribution expenses. YOU SHOULD NOTE THAT THE PROPOSED CHANGE IN THE MANAGEMENT AGREEMENT WILL HAVE NO IMPACT ON YOUR SHARES. The management fee will be unchanged; and no distribution expenses can be borne by the existing class of shares of either Fund unless the shareholders of the class approve the adoption of a 12b-1 Distribution Plan. NO 12B-1 DISTRIBUTION PLAN IS CONTEMPLATED FOR THE EXISTING CLASS OF EITHER FUND AT THIS TIME.

         The Trust is also proposing to adopt a separate management agreement for each Fund (which agreements are identical to each other except that each Fund pays a different management fee), so that if one Fund has to make a change to the agreement with respect to that Fund in the future, the Trust does not have to incur the costs of obtaining approval of the change from shareholders of both Funds. Accordingly, shareholders of each Fund are being asked to consider the following:

(1)

         Approval of a new management agreement with CommonWealth Advisors, Inc.

         (2) Ratification of the selection of McCurdy & Associates CPA's, Inc. as independent accountants for the Fund for the fiscal year ending October 31, 2000.

         (3) Transaction of such other business, not currently contemplated, that may properly come before the meeting or any adjournment(s) thereof.

THE TRUST WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, WHICH INCLUDES FINANCIAL AND OTHER INFORMATION ABOUT THE FUNDS. SUCH REQUEST SHOULD BE DIRECTED TO FLORIDA STREET FUNDS, C/O MR. PAUL S. BELLANY, TREASURER, AMERIPRIME FUNDS, 1793 KINGSWOOD DRIVE, SUITE 200, SOUTHLAKE, TEXAS 76092, TELEPHONE NUMBER (800) 298-1995.

                                    PROPOSALS

                    I. APPROVAL OF NEW MANAGEMENT AGREEMENTS

THE CURRENT MANAGEMENT AGREEMENT

         CommonWealth Advisors, Inc. ("CommonWealth") currently serves as the investment adviser to the Florida Street Bond Fund and the Florida Street Growth Fund pursuant to one management agreement for both Funds. The current management agreement for the Funds between the Trust and CommonWealth (the "Current Agreement") was approved by the shareholders of the Florida Street Bond Fund on August 1, 1997, and by the shareholders of the Florida Street Growth Fund on August 4, 1997, as the initial management agreement for both Funds. The Board of Trustees approved the renewal of the Current Agreement on February 1-2, 1999.

         Under the terms of the Current Agreement, CommonWealth manages each Fund's investments, subject to the approval of the Board of Trustees, and pays all operating expenses of the Funds except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds' expenses, except those specified above, are paid by CommonWealth. Under the Current Agreement, as compensation for CommonWealth's management services and agreement to pay the Funds' expenses, the Florida Street Bond Fund pays CommonWealth an annual fee of 1.10% of the its average daily net assets, and the Florida Street Growth Fund pays CommonWealth an annual fee of 1.35% of its average daily net assets. However, since November 1, 1997, CommonWealth has waived a portion of its management fee in order to reduce the total operating expenses of the Funds, and has only been paid at the rate of 0.75% of the average daily net assets of the Florida Street Bond Fund and 0.90% of the average daily net assets of the Florida Street Growth Fund. For the fiscal year ended October 31, 1998, the Florida Street Bond Fund paid a management fee of $153,078 to CommonWealth and the Florida Street Growth Fund paid a management fee of $37,385 to CommonWealth.

THE PROPOSED MANAGEMENT AGREEMENTS

         The Current Agreement makes CommonWealth responsible for all expenses relating to the distribution of each Fund's shares. At its September 22, 1999 meeting, the Board of Trustees considered introducing a new class of shares for each Fund, intended for distribution through broker-dealers and other financial intermediaries, which would have a 12b-1 Distribution Plan that allows the new class (not CommonWealth) to pay for expenses relating to the distribution of shares of the class. This will provide a class with greater flexibility in the distribution of its shares because it will allow a class to compensate third parties for selling its shares. To accomplish this objective, the Current Agreement needs to be revised to provide that CommonWealth is not obligated to pay for distribution expenses incurred pursuant to a 12b-1 Distribution Plan. CommonWealth will still pay distribution expenses for any class that does not have a 12b-1 Distribution Plan.

         At its September 22, 1999 meeting, the Board of Trustees considered and approved, subject to approval by the shareholders of each Fund, respectively, a proposed new management agreement for each Fund (the "Proposed Agreements") that incorporates such revision. THERE IS NO 12B-1 DISTRIBUTION PLAN CONTEMPLATED FOR YOUR CLASS OF SHARES AT THIS TIME, SHAREHOLDER APPROVAL IS REQUIRED FOR THE ADOPTION OF A 12B-1 DISTRIBUTION PLAN, AND THE CHANGE IN THE MANAGEMENT AGREEMENT WILL NOT INCREASE THE MANAGEMENT FEES APPLICABLE TO YOUR SHARES. The benefit of the Proposed Agreements is that they will allow the Funds to introduce new classes of shares with flexibility in their distribution arrangements, and any resulting increase in the assets of a Fund should allow for better portfolio management and assist the Fund in seeking to achieve its investment objective.

         Each Proposed Agreement is materially the same as the Current Agreement, except for two revisions. The first revision is adding a provision that makes clear that a class will pay for any 12b-1 distribution expenses associated with the distribution of shares of that class. The second revision is a clarification that all borrowing costs, which includes interest and dividend expense on securities sold short, are paid by the Fund. The Proposed Agreements also will have different dates of effectiveness, termination and execution. The form of the Proposed Agreement for each Fund is attached hereto as Exhibit A. You should read the form of agreement. The description in this Proxy Statement of the Proposed Agreements is only a summary.

         The Proposed Agreements provide that CommonWealth will provide the applicable Fund with such investment advice as it deems advisable, furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies, and determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Proposed Agreements also provide that CommonWealth will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Funds.

         Except as described above with respect to payment by a class of its 12b-1 distribution expenses and the clarification with respect to borrowing costs, the Proposed Agreements are the same as the Current Agreement with regard to payment of expenses, in that CommonWealth pays all of the organizational and operating expenses of the Fund except for brokerage fees and commissions, taxes, borrowing costs, fees and expenses of the non-interested person trustees, and extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto.

         As compensation for CommonWealth's advisory services and agreement to pay certain expenses of the Funds, the Florida Street Bond Fund will pay CommonWealth a fee computed and accrued daily and paid monthly at an annual rate of 1.10% of its average daily net assets, and the Florida Street Growth Fund will pay 1.35% of its average daily net assets. However, until February 1, 2000, CommonWealth will waive a portion of its management fee in order to reduce the total operating expenses of the Funds and will only be paid at the rate of 0.75% of the average daily net assets of the Florida Street Bond Fund and 0.90% of the average daily net assets of the Florida Street Growth Fund. Beginning February 1, 2000, CommonWealth has agreed to waive fees and/or reimburse expenses to maintain total annual expenses at 0.75% of the average daily net assets of the Florida Street Bond Fund and 1.35% of the average daily net assets of the Florida Street Growth Fund. This agreement to waive fees is voluntary on the part of CommonWealth and can be terminated by CommonWealth at any time.

         In connection with purchases or sales of portfolio securities for the account of a Fund, CommonWealth will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by CommonWealth, subject to review of these selections by the Board from time to time. CommonWealth is responsible for the negotiation and allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, CommonWealth must at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         CommonWealth generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, CommonWealth is authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which CommonWealth exercises investment discretion. The Proposed Agreements also authorize CommonWealth to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if CommonWealth determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the overall responsibilities of CommonWealth with respect to the Fund and to accounts over which CommonWealth exercises investment discretion. The Fund and CommonWealth understand and acknowledge that, although the information may be useful to the Fund and CommonWealth, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, CommonWealth may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

         Subject to the provisions of the Investment Company Act of 1940, as amended and other applicable law, CommonWealth, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Funds' portfolio transactions, including transactions effected through others. If any occasion should arise in which CommonWealth gives any advice to its clients concerning the shares of a Fund, it will act solely as investment counsel for such client and not in any way on behalf of the Fund. CommonWealth's services to the Fund pursuant to the Agreements are not to be deemed to be exclusive and it is understood that CommonWealth may render investment advice, management and other services to others, including other registered investment companies.

         The Proposed Agreements provide that CommonWealth and its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall not be liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the Proposed Agreements or any other matter to which the Agreements relate, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of CommonWealth's duties under the Proposed Agreements, or by reason of reckless disregard by any of such persons of CommonWealth's obligations and duties under the Proposed Agreements.

         Under the Proposed Agreements, the Trust and CommonWealth acknowledge that all rights to the name "Florida Street" belong to CommonWealth and that the Trust is being granted a limited license to use such words in its Fund names or in any class name. In the event CommonWealth ceases to be the adviser to a Fund, the Trust's rights to the use of the name "Florida Street" with respect to that Fund will automatically cease on the ninetieth day following the termination of the applicable Proposed Agreement. The use of the name may also be withdrawn by CommonWealth during the term of the Proposed Agreements upon ninety (90) days' written notice by CommonWealth to the Trust. Nothing contained in the Agreement impairs or diminishes in any respect, CommonWealth's right to use the name "Florida Street" in the name of, or in connection with, any other business enterprises with which CommonWealth is or may become associated. There is no charge to the Trust for the right to use the name.

         No provisions of the Proposed Agreements may be changed, waived, discharged or terminated orally, and no amendment of the Agreements are effective until approved by the Board, including a majority of the trustees who are not interested persons of CommonWealth or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Investment Company Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         Each Proposed Agreement will become effective on the date the shareholders of the applicable Fund approve the Proposed Agreement. Each Proposed Agreement will continue in effect for two years from its effective date, and may continue thereafter on a year-to-year basis, subject to approval by the Trustees of the Trust or the vote of the holders of a majority of the outstanding shares of the applicable Fund (as defined in the Investment Company
Act), and also, in either event by a vote of the majority of the disinterested Trustees of the Trust in accordance with the Investment Company Act and pursuant to the terms and conditions of the Proposed Agreement. Each Proposed Agreement may be terminated with respect to the applicable Fund upon sixty days written notice by the Board of Trustees of the Trust, by a vote of a majority of the outstanding voting securities of the Fund, or by CommonWealth.

         If a Proposed Agreement is not approved by the shareholders of a Fund, CommonWealth will continue to act as the adviser of that Fund pursuant to the Current Agreement.

INFORMATION REGARDING COMMONWEALTH

         CommonWealth Advisors, Inc., 247 Florida Street, Baton Rouge, LA 70801 is a registered investment advisory firm organized as a Louisiana corporation on March 14, 1991. The following persons currently own more than 10% of the shares of CommonWealth: Walter A. Morales, 247 Florida Street, Baton Rouge, LA 70801 owns 19% of CommonWealth, Jennifer O'Beirne Morales, 247 Florida Street, Baton Rouge, LA 70801 owns 62.5% of CommonWealth and Thomas Ledford, 247 Florida Street, Baton Rouge, LA 70801 owns 14% of CommonWealth.

         The names and principal occupations of the principal executive officers and directors of CommonWealth are set forth below. The business address of each director and officer is 247 Florida Street, Baton Rouge, LA 70801.

---------------------------------------- ---------------------------------------- ---------------------------------------------
NAME                                     POSITION WITH COMMONWEALTH               PRINCIPAL OCCUPATION

---------------------------------------- ---------------------------------------- ---------------------------------------------
---------------------------------------- ---------------------------------------- ---------------------------------------------
Walter A. Morales                        President, Chief Investment Officer      President and Chief Investment Officer of
                                         Officer and a Director                   Officer of Commonwealth
---------------------------------------- ---------------------------------------- ---------------------------------------------
---------------------------------------- ---------------------------------------- ---------------------------------------------
Jennifer L. O'Beirne Morales             Secretary, Treasurer and a Director      Secretary, Treasurer and a Director of
                                         Director                                 Commonwealth
---------------------------------------- ---------------------------------------- ---------------------------------------------
---------------------------------------- ---------------------------------------- ---------------------------------------------
Richard L. Chauvin, Jr.                  Senior Vice President and Portfolio      Senior Vice President and Portfolio Manager
                                         Portfolio Manager                        Manager of Commonwealth
---------------------------------------- ---------------------------------------- ---------------------------------------------
---------------------------------------- ---------------------------------------- ---------------------------------------------
Thomas Ledford                           Director                                 Director of CommonWealth
---------------------------------------- ---------------------------------------- ---------------------------------------------
---------------------------------------- ---------------------------------------- ---------------------------------------------
James F. O'Beirne                        Vice President and Planning Services     Vice President and Planning Services
                                         Services Officer                         Officer of Commonwealth
---------------------------------------- ---------------------------------------- ---------------------------------------------

EVALUATION OF THE PROPOSED MANAGEMENT AGREEMENTS BY THE BOARD OF TRUSTEES

         The Board has determined that it is desirable to approve the Proposed Agreements so that current classes or new classes of shares of the Fund established in the future can elect to adopt a 12b-1 Distribution Expense Plan. A 12b-1 Distribution Plan allows a class of shares flexibility in the distribution of its shares because it can compensate third parties for selling its shares. The Board anticipates that this increased distribution of shares and the resulting increase in the assets of the applicable Fund should lead to more effective portfolio management for a Fund because it will allow the Fund to achieve more diversification of its portfolio. The Board also believes that the Proposed Agreements will enable the Trust to continue to obtain for the Funds advisory services of high quality at costs that it deems appropriate and reasonable, and that approval of the Proposed Agreements is in the best interests of the Trust and the shareholders of the Funds.

         At a meeting of the Board of Trustees held on September 22, 1999, the Board, including the Disinterested Trustees, evaluated the Proposed Agreement for each Fund. In evaluating the Proposed Agreements, the Board, including the Disinterested Trustees, relied on information about CommonWealth that was supplied at the February 1-2, 1999 Board meeting (when the Board approved the renewal of the Current Agreement), including financial information.

         Based on its review, the Board of Trustees believes that the terms of the Proposed Agreements are fair to, and in the best interests of, the Trust and each Fund's shareholders. Accordingly, the Board of Trustees, including the Disinterested Trustees, unanimously recommends approval by the shareholders of each Proposed Agreement. In making this recommendation, the Trustees primarily evaluated (i) the experience, reputation, qualifications and background of CommonWealth's investment personnel, (ii) the nature and quality of operations and services that CommonWealth will continue to provide the Funds with no change in fee rates, (iii) the benefits of continuity in services to be provided by CommonWealth under the Proposed Agreements, (iv) the ability of CommonWealth to retain and attract qualified personnel, and (v) the ownership of CommonWealth.

         The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Funds, including, but not limited to: (1) the performance of the Funds since commencement of their operations; (2) the distinct investment objective and policies of each Fund, (3) that the compensation to be paid under the Proposed Agreements will be the same as the rate paid under the Current Agreement; (4) that the terms of the Proposed Agreements are identical to the terms of the Current Agreement, except for the above-described revisions providing that a class (not CommonWealth) will pay for 12b-1 distribution expenses associated with the distribution of its shares, the clarification concerning borrowing costs and different effective, termination and execution dates; (5) the financial condition of CommonWealth, and (6) the commitment of CommonWealth to pay or reimburse the Trust for certain operating expenses of the Funds.

         THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT EACH FUND'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AGREEMENT.

            II. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Investment Company Act of 1940, as amended (the "1940 Act"), which is the primary federal law that regulates the Trust, requires every registered investment company to be audited at least once a year by independent accountants selected by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The 1940 Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

         Under this proposal, shareholders of each Fund are asked to ratify the Board's unanimous selection of McCurdy & Associates CPA's, Inc. ("McCurdy & Associates") as the Fund's independent accountants for the fiscal year ending October 31, 2000. McCurdy & Associates has been each Fund's independent accountant since May 23, 1997. At that time, the Board of Directors unanimously selected McCurdy & Associates as the independent accountant for each Fund based on its industry experience and depth of expertise. At a meeting on December 15, 1998, the Board again selected McCurdy & Associates as independent accountants for each Fund.

         McCurdy & Associates representatives are not expected to be present at the meeting. Unless otherwise instructed, the proxies will vote for the ratification of the selection of McCurdy & Associates as each Fund's independent accountant.

         THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT EACH FUND'S SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS.

                             OPERATION OF THE FUNDS

         Each Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, each Fund currently retains CommonWealth Advisors, Inc., 247 Florida Street, Baton Rouge, LA 70801 as its investment adviser. Each Fund retains AmeriPrime Financial Services, Inc. to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 to act as the principal distributor of each Fund's shares. Each Fund retains Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204 to serve as transfer agent, dividend paying agent and shareholder services agent.

                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for approval of the new management agreement with CommonWealth Advisors, Inc., (ii) for ratification of the independent public accountants, and
(iii) at the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) signing and delivering a subsequently dated proxy card, (ii) sending written notice to the President of the Trust revoking your proxy, or (iii) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

          The Board of Trustees has fixed the close of business on December 15, 1999 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 2,301,353.96 shares of beneficial interest of the Florida Street Bond Fund and 328,202.04 shares of beneficial interest of the Florida Street Growth Fund issued and outstanding as of the Record Date.

         Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each holder of shares is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the shares entitled to vote of a Fund is necessary to constitute a quorum at the Meeting for that Fund.

         An affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed management agreement for that Fund and any other matter presented at the Meeting. As defined in the 1940 Act, a majority of the outstanding shares means the vote of
(1) 67% or more of the voting shares present at the meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares, whichever is less.

         "Broker non-votes" and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares represented at the meeting, but since they are not affirmative votes for any proposal, they will have the same effect as a vote against the proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information, as of the Record Date, with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Trust to be the beneficial owner of more than 5% of either Fund's outstanding shares.

----------------------------- ------------------------- -------------------
     NAME AND ADDRESS OF               AMOUNT                  PERCENT
      BENEFICIAL OWNER            BENFICIALLY OWNED            OF CLASS
----------------------------- ------------------------- -------------------
----------------------------- ------------------------- -------------------
FLORIDA STREET BOND FUND:
Charles Schwab                      2,239,173.53               97.30%
101 Montgomery Street
San Francisco, CA  94104
----------------------------- ------------------------- -------------------
----------------------------- ------------------------- -------------------
FLORIDA STREET GROWTH FUND:
Charles Schwab                       307,226.30                93.61%
101 Montgomery Street
San Francisco, CA  94104
----------------------------- ------------------------- -------------------
----------------------------- ------------------------- -------------------

----------------------------- ---------------------------------------------

         As of Record Date, each Trustee and Officer of the Trust beneficially owned less than 1% of the outstanding shares of each Fund, and all Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund.

                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Paul S. Bellany, Secretary, AmeriPrime Funds, 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092.

                              COST OF SOLICITATION

         The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Adviser will request banks, brokers and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. However, if any other matters properly come before the meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, in accordance with the recommendations of the Board of Trustees, if any, and discretionary authority to do so is included in the proxy.

                        BY ORDER OF THE BOARD OF TRUSTEES

                                 PAUL S. BELLANY

Dated: December 16, 1999            Secretary

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO (317) 266-8756.

6

EXHIBIT A

                              MANAGEMENT AGREEMENT

TO:      CommonWealth Advisors, Inc.
         247 Florida Street
         Baton Rouge, LA  70801

Dear Sirs:

         AmeriPrime Funds (the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the Florida Street ______ Fund (the "Fund").

         You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

         1.       ADVISORY SERVICES

                  You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objective and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

         2.       ALLOCATION OF CHARGES AND EXPENSES

                  You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Funds shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the "1940 Act")); and all other operating expenses not specifically assumed by the Fund.

                  The Fund will pay all of its brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including organizational expenses, and litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

                  Notwithstanding anything herein to the contrary, the Fund will only be liable for organizational expenses when the Fund reaches $10,000,000 in assets or when the Fund has been in existence for at least one year, and until such time, you are liable for such expenses. You will cause such expenses to be advanced on behalf of the Fund and may obtain reimbursement from the Fund after the Fund becomes liable.

         3.       COMPENSATION OF COMMONWEALTH

                  For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Florida Street _______ Fund will pay you a fee at the annual rate of ______% of the average value of its daily net assets.

                  The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         4.       EXECUTION OF PURCHASE AND SALE ORDERS

                  In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                  You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to account over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

                  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

                  Subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

         5.       LIMITATION OF LIABILITY OF ADVISER

                  You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                  Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

         6.       DURATION AND TERMINATION OF THIS AGREEMENT

                  This Agreement shall take effect on the date of its execution and shall remain in force for a period of two (2) years from the date of its execution with respect to the Fund, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

                  If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

          This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This

Agreement shall automatically terminate in the event of its assignment.

         7.       USE OF NAME

                  The Trust and you acknowledge that all rights to the name "Florida Street" belongs to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any name of any class of Fund. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Florida Street" with respect to the Fund shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Florida Street" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use these names.

         8.       AMENDMENT OF THIS AGREEMENT

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

                  The term "AmeriPrime Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

         10.      SEVERABILITY

                  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

         11.      QUESTIONS OF INTERPRETATION

                  (a) This Agreement shall be governed by the laws of the State of Ohio.

                  (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "Act") shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         12.      NOTICES

                  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, and your address for this purpose shall be 247 Florida Street, Baton Rouge, LA 70801.

         13.      COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.      BINDING EFFECT

                  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

         15.      CAPTIONS

                  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                        Yours very truly,

ATTEST:                                 AmeriPrime Funds

By:__/s/____________________________    By:____/s/_____________________________
  Paul S. Bellany, Secretary               Kenneth D. Trumpfheller - President


Dated: December 23, 1999

                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.

ATTEST:                                 CommonWealth Advisors, Inc.

By:___/s/___________________           By: __/s/________________________
Lauri Noel R. Caldwell                      Walter A. Morales
Operations Manager                          President
Dated: December 23, 1999

PROXY

                            FLORIDA STREET BOND FUND
                                AMERIPRIME FUNDS

                         SPECIAL MEETING OF SHAREHOLDERS

                                JANUARY 28, 2000

         The undersigned shareholder of Florida Street Bond Fund (the "Fund"), a series of AmeriPrime Funds (the "Trust"), hereby nominates, constitutes and appoints Kenneth R. Trumpfheller and Paul S. Bellany, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 175 Westwood, Southlake, TX 76092 on January 28, 2000 at 10:00 a.m. Central Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         PROPOSAL I.       APPROVAL OF THE NEW MANAGEMENT AGREEMENT

                  Approval of the new management agreement with CommonWealth Advisors, Inc.

            |_| FOR              |_| AGAINST               |_| ABSTAIN

         PROPOSAL II.      RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

                  Ratification of the selection of McCurdy & Associates CPA's, Inc. as independent accountants of the Fund for the fiscal year ending October 31, 2000.
            |_| FOR              |_| AGAINST              |_| ABSTAIN

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS I AND II. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

________________  DATED:_____________     ______________________________________
(Number of Shares)                           (Please Print Your Name)

                                          --------------------------------------
                                             (Signature of Shareholder)

                                          --------------------------------------
                                             (Please Print Your Name)

                                           -------------------------------------
                                             (Signature of Shareholder)

                                             (Please date this proxy and sign
                                             your name as it appears on the
                                             label.  Executors, administrators,
                                             trustees, etc. should give their
                                             full titles. All joint owners
                                             should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY

                           FLORIDA STREET GROWTH FUND
                                AMERIPRIME FUNDS

                         SPECIAL MEETING OF SHAREHOLDERS

                                JANUARY 28, 2000

         The undersigned shareholder of Florida Street Growth Fund (the "Fund"), a series of AmeriPrime Funds (the "Trust"), hereby nominates, constitutes and appoints Kenneth R. Trumpfheller and Paul S. Bellany, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 175 Westwood, Southlake, TX 76092 on January 28, 2000 at 10:00 a.m. Central Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         PROPOSAL I.       APPROVAL OF THE NEW MANAGEMENT AGREEMENT

                  Approval of the new management agreement with CommonWealth Advisors, Inc.

             |_| FOR              |_| AGAINST               |_| ABSTAIN

         PROPOSAL II.      RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

                  Ratification of the selection of McCurdy & Associates CPA's, Inc. as independent accountants of the Fund for the fiscal year ending October 31, 2000.

             |_| FOR              |_| AGAINST                |_| ABSTAIN

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS I AND II. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

________________  DATED:_____________        _________________________________
(Number of Shares)                           (Please Print Your Name)
                                             _________________________________
                                             (Signature of Shareholder)
                                            __________________________________
                                             (Please Print Your Name)
                                            __________________________________
                                             (Signature of Shareholder)

                                             (Please date this proxy and sign
                                             your name as it appears on the
                                             label.  Executors, administrators,
                                             trustees, etc. should give their
                                             full titles. All joint owners
                                             should sign.)


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.